[Ivy Logo]

Ivy Global Natural Resources Fund

_________, 2004

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Ivy Global Natural Resources Fund (the "Fund"), a series of the Ivy Funds (the "Trust"), which will be held on September 9, 2004 at 2:00 p.m., Central time, 6300 Lamar Avenue, Overland Park, Kansas.

         The primary purpose of the Special Meeting is to ask you to vote on (i) a proposed new investment management agreement between the Trust, on behalf of the Fund, and Waddell & Reed Ivy Investment Company ("WRIICO"), (ii) a proposed sub-advisory agreement between WRIICO and Mackenzie Financial Corporation ("MFC") and (iii) the retention of fees paid and payment of fees payable for investment advisory services rendered by MFC from March 1, 2003 through the effective date of the proposed sub-advisory agreement. The original advisory agreement between the Fund and MFC terminated on March 1, 2003 due to an administrative error, although MFC has continued to provide uninterrupted investment advisory services to the Fund. Instead of entering into a new advisory agreement with MFC, it is proposed that WRIICO will be the investment adviser, and MFC will be the investment sub-adviser to the Fund. Please review the enclosed material carefully for more information about the proposals.

         Notwithstanding the proposed changes to the investment management agreements of the Fund, the portfolio manager managing your Fund is expected to continue to do so under the proposed new agreements, following the same investment goal and strategies currently in place. In addition, the overall fees currently paid by the Fund for management and investment advisory services will stay the same.

         Your vote is important. The board has approved the proposed new investment management agreement, the proposed sub-advisory agreement and the retention and payment of advisory fees paid or payable to MFC and recommends that you approve them. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person.

         If you prefer, you may vote by telephone with a toll-free call to the telephone number that appears on your proxy card or voting instructions, or to our proxy solicitor, Georgeson Shareholder Communications Inc.
at [                            ]. You may also vote via the Internet in accordance with the instructions set forth on your proxy card. It is important that proxies be voted promptly. Please call Georgeson Shareholder Communications Inc. at [                            ] with any questions about voting.

Sincerely,
Henry J. Herrmann
President

[Ivy Logo]

Ivy Global Natural Resources Fund Shareholders

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

         While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q & A

Q: What am I being asked to vote "For" on this proxy?

A: This proxy contains three proposals:

1(a).

Approval of a new investment management agreement between the Ivy Funds (the "Trust"), on behalf of Ivy Global Natural Resources Fund (the "Fund"), and Waddell & Reed Ivy Investment Company ("WRIICO");

1(b).	Approval of a sub-advisory agreement between WRIICO and Mackenzie Financial Corporation ("MFC") with respect to the Fund; and

2.

Approval of the retention of fees paid and payment of fees payable for investment advisory services rendered by MFC from March 1, 2003 through the effective date of the proposed sub-advisory agreement.

The Board of Trustees unanimously recommends that you vote "FOR" these proposals.

Q: Why did you send me this booklet?

A: You are receiving these proxy materials -- a booklet that includes the Proxy Statement and the accompanying proxy card -- because you have the right to vote on important proposals concerning your investment in the Fund.

Q: Why are we being asked to vote on a new investment management agreement and sub-advisory agreement?

A: The investment advisory agreement between the Trust, on behalf of the Fund, and MFC inadvertently lapsed on March 1, 2003 due to an administrative error. The shareholders of the Fund must now approve a new investment advisory agreement. Instead of entering into a new investment advisory agreement with MFC, the Fund proposes to enter into an investment advisory agreement with WRIICO to provide investment management services. WRIICO, in turn, will enter into a sub-advisory agreement with MFC and oversee the investment advisory services provided by MFC. The new management arrangements are being proposed to align the structure of the Fund's management arrangements with those of other funds forming a part of the Ivy Funds, including funds for which a sub-advisor provides investment advisory services.

Q: How are the proposed management arrangements different from the existing management arrangements?

A. Under the existing management arrangements, the Fund has entered into a business management agreement with WRIICO and a separate investment advisory agreement with MFC, and the Fund pays WRIICO and MFC directly for their services. As discussed above, under the proposed management arrangements, the Fund will enter into an investment management agreement with WRIICO, and WRIICO and MFC will enter into a sub-advisory agreement pursuant to which MFC will continue to provide investment advisory services to the Fund under the supervision of WRIICO. WRIICO, not the Fund, will pay the sub-advisory fees due to MFC under the proposed sub-advisory agreement out of the advisory fees that WRIICO receives from the Fund. The existing business management agreement with WRIICO will terminate upon effectiveness of the investment management agreement with WRIICO. WRIICO will perform the same business management services under the investment management agreement that it currently performs under the business management agreement. In addition, WRIICO, as investment adviser to the Fund, will be responsible for overseeing the investment advisory services provided by MFC. The portfolio manager managing your Fund is expected to continue to do so following the same investment goal and strategies currently in place. See the Proxy Statement for more information about the current and proposed management arrangements, including the discussions under "Comparison of the Current and Proposed Investment Management Agreements."

Q: Will this change the management and advisory fees on my fund?

A: No. The overall amount of fees that the Fund pays will remain the same. However, under the proposed agreements, the Fund will pay an advisory fee to WRIICO (equivalent to the combined current business management and investment advisory fees), and WRIICO will pay a sub-advisory fee to MFC (equivalent to the current investment advisory fee). Currently, an investment advisory fee is payable by the Fund directly to MFC.

Q: Will there be any fund manager changes?

A: No. The MFC portfolio manager who currently manages the Fund is expected to continue to manage the Fund under the sub-advisory agreement following the same investment goal and strategies currently in place.

Q: Why are we being asked to approve the retention of fees paid and payment of fees payable to MFC?

A: Despite the inadvertent lapse of the original advisory agreement with MFC, MFC has continued to provide the Fund with uninterrupted investment advisory services called for under the original agreement. The Fund is seeking shareholder approval to allow MFC to retain all payments and be paid all unpaid amounts for those services rendered from March 1, 2003 through the effective date of the sub-advisory agreement.

Q: How does the Board of Trustees recommend shareholders vote on these proposals?

A: The Board of Trustees believes that each of these proposals is in the best interests of the Fund and its shareholders. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the Proposals.

Q: How can I vote my proxy?

A: Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q: Will my fund pay for this proxy solicitation?

A: No. The Fund will not bear these costs. WRIICO has agreed to pay the costs for this proxy solicitation.

Q: Whom should I call for additional information about this Proxy Statement?

A: Please call Georgeson Shareholder Communications Inc., your Fund's information agent, at __________.

It is important that you vote your proxy promptly. Please help keep the costs of this proxy solicitation reasonable by voting today.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF IVY FUNDS

To be held on September 9, 2004

Ivy Global Natural Resources Fund

         A Special Meeting of Shareholders of Ivy Global Natural Resources Fund (the "Fund"), a series of the Ivy Funds (the "Trust"), will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 2:00 p.m., Central time, on September 9, 2004. At the Special Meeting, shareholders will be asked to vote on the following proposals:

1(a).	To approve a new investment management agreement between the Trust, on behalf of Ivy Global Natural Resources Fund (the "Fund"), and Waddell & Reed Ivy Investment Company ("WRIICO");
1(b).	To approve a sub-advisory agreement between WRIICO and Mackenzie Financial Corporation ("MFC") with respect to the Fund;

2.

To approve the retention of fees paid and payment of fees payable for investment advisory services rendered by MFC for the period from March 1, 2003 through the effective date of the proposed sub-advisory agreement; and

3.	To transact any other business that properly comes before the Special Meeting.

         Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

         The Board of Trustees unanimously recommends that shareholders vote "FOR" each proposal.

         The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote "AGAINST" any such adjournment those proxies to be voted against that proposal.

         Shareholders of record at the close of business on July 1, 2004 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Trustees,

Kristen A. Richards
Secretary

[                  ], 2004
Overland Park, Kansas

Ivy Funds
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

Proxy Statement

[                  ], 2004

Special Meeting of Shareholders
To be held on September 9, 2004

         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") for Ivy Global Natural Resources Fund (the "Fund"), a series of Ivy Funds (the "Trust"). The Trust's Board of Trustees (the "Board," the members of which are referred to herein as the "Trustees") is soliciting your vote for a Special Meeting of shareholders of the Fund (the "Special Meeting") to be held at 6300 Lamar Avenue, Overland Park, Kansas on September 9, 2004 at 2:00 p.m., Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies

         The Board is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about [                  ], 2004. Shareholders of record at the close of business on July 1, 2004 (the "record date") are entitled to vote at the Special Meeting.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

         Copies of the Fund's Annual Report for the fiscal year ended March 31, 2004 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain copies of the Annual Report, without charge, by writing to Ivy Funds Distributor, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 800-777-6472.

SUMMARY OF PROPOSALS

         You are being asked to vote on three Proposals --- a new investment management agreement between the Trust, on behalf of the Fund, and Waddell & Reed Ivy Investment Company ("WRIICO") (the "New Advisory Agreement"), a new sub-advisory agreement between WRIICO and Mackenzie Financial Corporation ("MFC") (the "New Sub-Advisory Agreement") (the New Sub-Advisory Agreement and New Advisory Agreement are referred to herein as the "New Agreements") and the retention and payment of fees paid or payable to MFC for investment advisory services rendered from March 1, 2003 through the effective date of the New Sub-Advisory Agreement.

General Overview

Introduction

         The investment advisory contract for the Fund with MFC (the "Original Advisory Agreement") terminated on March 1, 2003 due to an administrative error. Consequently, the shareholders of the Fund must now approve a new investment advisory agreement. The Board has determined that it would be in the best interest of the shareholders to restructure the current management arrangements. Instead of entering into a new investment advisory agreement with MFC, the Fund proposes to enter into the New Advisory Agreement with WRIICO to provide investment management services. WRIICO, in turn, will enter into the New Sub-Advisory Agreement with MFC. WRIICO will continue to provide the same business management services under the New Advisory Agreement that it currently performs under an existing business management agreement with the Fund (which will terminate upon effectiveness of the New Advisory Agreement). In addition, WRIICO, as investment adviser to the Fund, will be responsible for overseeing the investment advisory services provided by MFC. WRIICO will pay MFC's sub-advisory fees from the investment advisory fees that WRIICO will receive under the New Advisory Agreement. The new management arrangements are being proposed to align the structure of the Fund's management agreements with those of other funds within the Ivy Funds.

         Under the New Sub-Advisory Agreement, the MFC portfolio manager currently managing your Fund is expected to continue to do so, following the same investment goal and strategies currently in place. In addition, the overall amount of fees paid by the Fund will stay the same. However, the Fund will pay an advisory fee to WRIICO, and WRIICO will pay MFC's sub-advisory fee instead of the Fund paying MFC directly. See the discussions below under the headings "Proposal 1(a) and 1(b) -- Comparison of Current and Proposed Investment Management Agreements" for more information about the similarities and differences between the agreements.

         Despite the termination of the Original Advisory Agreement with MFC, MFC has provided uninterrupted investment advisory services to the Fund. The Fund has not paid MFC for advisory services rendered from April 1, 2003 to date for reasons unrelated to the lapse of the Original Advisory Agreement.

Legal Background

         Section 15 of the Investment Company Act of 1940 (the "1940 Act") requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of directors (including a majority of its independent directors) and (ii) the fund's shareholders. An investment advisory agreement may have an initial term of up to two years, but must be approved at least annually thereafter at an in-person meeting by a majority of the fund's board of directors, including a majority of its independent directors. The board of directors also may determine that more frequent than annual approval is needed. In the event that a fund's board fails to approve the fund's investment advisory agreements as required, the agreements will automatically lapse. As a result, the fund would no longer have a valid advisory agreement and must arrange for a new agreement to be approved by the fund's board and shareholders, as required by Section 15 of the 1940 Act.

The Original Advisory Agreement with Mackenzie Financial Corporation

         The Original Advisory Agreement, dated May 29, 2001, was approved by Fund shareholders on May 29, 2001 in connection with the purchase of MFC by Investors Group Inc. The Board met on September 30, 2002 and approved the continuance of that agreement through February 28, 2003, along with other agreements, in connection with the change of control of Ivy Management, Inc. ("IMI"), WRIICO's predecessor, which was a subsidiary of Mackenzie Investment Management, Inc. ("MIMI"). Thereafter, Waddell & Reed Financial, Inc. ("WDR") acquired MIMI, including IMI, and formed WRIICO. All agreements, except for the Original Advisory Agreement, were presented to and approved by shareholders at a special meeting on December 10, 2002. At the same shareholder meeting and effective December 17, 2002, shareholders elected eight new Trustees to the Board of the Trust, replacing eight of the Trustees who had resigned as of such date.

The Board met to consider and approve the continuance of the agreements on September 3, 2003. The continuation of the Original Advisory Agreement was presented to the Board and approved, without changes to the agreement. However, the agreement had lapsed because its continuance had not been approved by the Board on or prior to February 28, 2003. The subsequent approval on September 3, 2003 did not cure this lapse. At that time, neither the Board, counsel to the Fund nor MFC was aware that the Original Advisory Agreement had terminated.

         On February 11, 2004, at the request of WRIICO and MFC, the Board approved the New Agreements and determined that the New Agreements should be submitted to and recommended approval by the Fund's shareholders.

Retention and Payment of Fees to Mackenzie Financial Corporation

         The Fund has not paid MFC for advisory services rendered from April 1, 2003 to date for reasons unrelated to the lapse of the Original Advisory Agreement. The Board was asked to consider whether MFC may retain those advisory fees paid for services rendered from March 1, 2003 to March 31, 2003 and whether the Fund may pay those fees payable for services rendered from April 1, 2003 through the effective date of the New Sub-Advisory Agreement. The Board approved the retention and payment of fees to MFC at its February 11, 2004 meeting. The Board also determined that the Fund's shareholders should vote on whether to permit MFC to retain those fees received and authorize the Fund to pay those fees which are payable for services rendered since March 1, 2003 through the time that the New Sub-Advisory Agreement would become effective and recommended that shareholders vote in favor of this proposal.

PROPOSALS 1(a) & 1(b)
PROPOSED INVESTMENT MANAGEMENT AGREEMENTS

Introduction

         Shareholders of the Fund are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Fund, and WRIICO and the New Sub-Advisory Agreement between WRIICO and MFC, with respect to the Fund. On February 11, 2004, the Board, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement and New Sub-Advisory Agreement and to recommend the New Agreements to Fund shareholders for approval. If approved by the shareholders, the New Agreements will take effect on the date of such approval. The New Agreements will remain in effect for one year from the effective date and each will continue in effect thereafter only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. If the shareholders do not approve the New Advisory Agreement, WRIICO will not enter into the New Sub-Advisory Agreement even if shareholders approve the New Sub-Advisory Agreement.

         A form of the New Advisory Agreement is attached as Exhibit A and a form of the New Sub-Advisory Agreement is attached as Exhibit B to this Proxy Statement. The description of each agreement's terms in this section is qualified in its entirety by reference to Exhibit A and Exhibit B, respectively.

Board Recommendation

         The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" approval of the New Advisory Agreement and New Sub-Advisory Agreement.

         For more information about the Trustees' deliberations and the reasons for their recommendation, please see the discussion under the heading "Evaluation by the Board."

Comparison of the Original and New Investment
Management Agreements

         As previously explained, MFC has been providing investment advisory services to the Fund under the Original Advisory Agreement, notwithstanding the lapse of that agreement in February 2003. Consequently, the Board considered and approved the New Agreements for the Fund. Instead of entering into a new advisory agreement with MFC, it is proposed that the Trust, on behalf of the Fund, enter into the New Advisory Agreement with WRIICO, and that WRIICO enter into the New Sub-Advisory Agreement with MFC.

Services and Obligations

Original Advisory Agreement

         Under the Original Advisory Agreement, MFC has provided continuing investment advisory services with respect to the Fund. That agreement called for MFC to make investments for the account of the Fund in accordance with MFC's best judgment and within the investment objectives and restrictions set forth in the prospectus applicable to the Fund, the 1940 Act and the provisions of the Internal Revenue Code, as amended (the "Code"), relating to regulated investment companies, subject to policy decisions adopted by the Board; to determine the securities to be purchased or sold by the Fund and place orders pursuant to its determinations with any broker or dealer who deals in such securities; to comply with all reasonable requests of the Trust for information; and to provide such other services as MFC from time to time determines to be necessary or useful to the administration of the Fund.

         The Original Advisory Agreement also provided that: when MFC deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, MFC, to the extent permitted by applicable law, can aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any; MFC can purchase or sell a particular security for one or more customers in different amounts; and to the extent permitted by applicable law and regulations, MFC can allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

New Advisory Agreement

         Under the New Advisory Agreement, WRIICO will regularly provide investment advice to the Fund and continuously supervise the investments of the Fund, subject at all times to the direction and control of the Board. In providing investment advice to the Fund, WRIICO will agree to: (1) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual companies whose securities or other financial instruments are included in the Fund or the industries in which they engage, or with respect to securities or other financial instruments which WRIICO considers desirable for inclusion in the Fund; (2) furnish continuously an investment program for the Fund; (3) determine what securities or other financial instruments shall be purchased or sold by the Fund; and (4) take, on behalf of the Fund, all actions which appear to WRIICO necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sale orders.

         The New Advisory Agreement authorizes WRIICO to appoint one or more sub-advisers to provide the Fund with certain services required by the New Advisory Agreement. Each sub-adviser will have such investment discretion and shall make all determinations with respect to the Fund's assets including the purchase and sale of portfolio securities and other financial instruments with respect to those assets as shall be assigned to the sub-adviser by WRIICO. Subject to the supervision of the Board, WRIICO will: (1) have overall supervisory responsibility for the general management and investment of the Fund's assets; (2) determine the allocation and reallocation of assets among the sub-advisers, if any; and (3) have full investment discretion to make all determinations with respect to the investment of the Fund's assets not otherwise assigned to a sub-adviser. Under the New Advisory Agreement, WRIICO has agreed to research and evaluate each sub-adviser, if any, including performing initial due diligence on prospective sub-advisers and monitoring each sub-adviser's ongoing performance, communicating performance expectations and evaluations to each sub-adviser, and recommending to the Board whether a sub-adviser's contract should be renewed, modified or terminated. When appropriate, WRIICO has also agreed to recommend to the Board changes or additions to the sub-advisers.

         Under the New Advisory Agreement, WRIICO also will be authorized to enter into brokerage transactions with respect to the Fund's portfolio securities, always subject to best execution. The agreement authorizes the Fund to use soft dollars to obtain research reports and services and to use directed brokerage, although WRIICO does not currently plan to use directed brokerage on behalf of the Fund.

         WRIICO will also continue to provide the same business management services under the New Advisory Agreement as it has provided under its existing business management agreement with the Fund. Under the Fund's existing business management agreement, WRIICO is obligated to provide services which are reasonably necessary to the operation of the Fund and which are not provided by employees or other agents engaged by the Fund, except for distribution or other services provided for under other agreements between the Fund and WRIICO or an affiliate. These business management services include, subject to the foregoing: (1) coordinating with the Fund's custodian and transfer agent and monitoring the services they provide to the Fund; (2) coordinating with and monitoring any other third parties furnishing services to the Fund; (3) providing the Fund with the necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) providing the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund, by WRIICO or by an affliate acting in some other capacity pursuant to a separate agreement or arrangement with the Fund; (5) maintaining or supervising the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law; (6) authorizing and permitting directors, officers and employees of WRIICO or an affiliate who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) taking such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law.

New Sub-Advisory Agreement

         Under the New Sub-Advisory Agreement, WRIICO will appoint MFC to perform the portfolio selection services described below for the investment and reinvestment of the Fund's portfolio, subject to the control and direction of the Trust's Board of Trustees. MFC will be deemed to be an independent contractor and will, except as expressly provided or authorized in the New Sub-Advisory Agreement, have no authority to act for or represent the Trust or WRIICO in any way or be deemed an agent of the Trust or WRIICO. Under the New Sub-Advisory Agreement, MFC will provide the following services and assume the following obligations with respect to the Fund:

         (1)         Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of WRIICO, MFC will have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The investment of the assets of the Fund will at all times be subject to the applicable provisions of the Trust's Declaration of Trust and bylaws as well as the registration statement, current prospectus and statement of additional information applicable to the Fund, and will conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board and by WRIICO. Under the New Sub-Advisory Agreement, WRIICO has agreed to promptly inform MFC if such objective, policies or restrictions change and to deliver to MFC updated documents.

         (2)         In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, MFC will (i) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies of the Fund as described above; and (ii) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of MFC, of orders for such purchases and sales of securities with broker-dealers;

         (3)         In connection with the purchase and sale of securities of the Fund, MFC will arrange for the transmission to WRIICO (or its designee) on a daily basis to be no later than 1:00 pm CST on trade date+1 (T+1) such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, MFC will arrange for the automatic transmission of the I.D. confirmation of the trade to WRIICO. MFC will render such reports to WRIICO and/or the Board concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as WRIICO or the Board may from time to time require;

         (4)         MFC will, in the name of the Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as described above. In connection with the placement of orders for the execution of the Fund's portfolio transactions, MFC will create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. The New Sub-Advisory Agreement provides that all records will be the joint property of the Trust and MFC and MFC shall make such records available for inspection and use by the SEC, the Trust or any person retained by the Trust. Where applicable, such records will be maintained by MFC for the period and in the place required by Rule 31a-2 under the 1940 Act; and

         (5)         In placing orders or directing the placement of orders for the execution of portfolio transactions, MFC will select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, MFC is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance MFC's investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, MFC may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if MFC determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund's or MFC's overall responsibilities to MFC's discretionary accounts. Under the New Sub-Advisory Agreement, MFC is required to render such reports, at such intervals and in such form as may be mutually agreed to WRIICO and/or to the Board of Trustees regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's portfolio, as well as information regarding third-party services, if any, received by MFC.

         As under the Original Advisory Agreement, on occasions when MFC deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the New Sub-Advisory Agreement permits MFC, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. MFC also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made by MFC in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Allocation of Expenses

         Allocation of expenses are similar under the Old Advisory Agreement and the New Advisory Agreement.

Original Advisory Agreement

         The Original Advisory Agreement requires that MFC, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under the Original Advisory Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under the Original Advisory Agreement. The Original Advisory Agreement also provides that the Trust is responsible for all of its expenses and liabilities, including (1) the fees and expenses of the Trustees who are not parties to the Original Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with WRIICO or MFC; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefore; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian and transfer agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (13) fees and expenses of membership in industry organizations; and (14) expenses of qualification of the Trust as a foreign corporation authorized to do business in any jurisdiction in which WRIICO determines that such qualification is necessary or desirable.

New Advisory Agreement

         Under the New Advisory Agreement, with respect to the duties of WRIICO, as discussed above in this section under the heading "Services and Obligations -- New Advisory Agreement," WRIICO agrees to pay in full, except as to certain brokerage and research services acquired through the allocation of commissions, for (1) the salaries and employment benefits of all employees of WRIICO who will be engaged in providing such advisory services; (2) adequate office space and suitable office equipment for such employees; and (3) all telephone and communications costs relating to such functions. In addition, WRIICO agrees to pay the fees and expenses of all Trustees who are employees of WRIICO or an affiliate of WRIICO and the salaries and employment benefits of all officers of the Trust who are affiliated persons of WRIICO. The Fund is responsible for all other expenses (other than those assumed by WRIICO or one of its affiliates in its capacity as principal underwriter of the shares of the Fund, as shareholder servicing agent, or as accounting servicing agent for the Fund), including (1) the costs of preparing and printing prospectuses and reports to shareholders of the Fund, including mailing costs; (2) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of the Fund (unless the Trust and WRIICO shall otherwise agree); (4) interest, taxes, brokerage commissions and premiums on fidelity and other insurance; (5) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of WRIICO or an affiliated company; (6) fees and expenses of Trustees not affiliated with Ivy Funds Distributor, Inc.; (7) custodian fees and expenses; (8) fees payable by the Funds under the 1933 Act, the 1940 Act, and the securities or "blue-sky" laws of any jurisdiction; (8) fees and assessments of the Investment Company Institute or any successor organization; (9) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund, and any indemnification by the Trust of its officers, trustees, employees and agents with respect thereto, contemplated under the agreement; (10) the costs and expenses provided for in any shareholder servicing agreement or accounting services agreement, including amendments thereto, contemplated by New Advisory Agreement.

Standard of Care

Original Advisory Agreement

         Pursuant to the Original Advisory Agreement, MFC is required to give the Trust the benefit of MFC's best judgment and efforts in rendering investment advisory services. The Original Advisory Agreement states that MFC is not liable under the Original Advisory Agreement for any mistake in judgment or in any other event whatsoever. The Original Advisory Agreement also states, however, that nothing in the Original Advisory Agreement is deemed to protect or purport to protect MFC against any liability to the Trust or its shareholders to which MFC would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of MFC's duties under the Original Advisory Agreement, or by reason of MFC's reckless disregard of its obligations and duties under the Original Advisory Agreement.

New Advisory Agreement

         Under the New Advisory Agreement, WRIICO is required to provide the same standard of care and is subject to substantially similar liability provisions as MFC is under the Original Advisory Agreement.

New Sub-Advisory Agreement

         Under the New Sub-Advisory Agreement, MFC is entitled to rely on information that it reasonably believes to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither MFC nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by MFC of its duties under the agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of WRIICO or custodians or other agents at the Trust or the Fund or securities depositories, or from war or political of any foreign government to which such assets might be exposed, provided that nothing in the agreement will be deemed to protect, or purport to protect, MFC against any liability to the Trust or its shareholders to which MFC would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, or by reason of MFC's reckless disregard of its obligations and duties under the agreement.

Compensation paid to WRIICO and MFC

Original Advisory Agreement

         The Original Advisory Agreement provides that in consideration of MFC's provision of investment advisory services, the Fund pays MFC a monthly fee at the annual rate of 0.50% of the average daily value of the net assets of the Fund during the preceding month. The investment advisory fees payable to MFC during the fiscal year ended December 31, 2003, if the Original Advisory Agreement had not lapsed, would have been $273,353. Of this amount, the Fund paid $39,300 in investment advisory fees to MFC. The Fund changed its fiscal year end to March 31 effective March 31, 2004. The investment advisory fees payable to MFC during the three-month fiscal period ended March 31, 2004, if the Original Advisory Agreement had not lapsed, would have been $270,712. Of this amount, the Fund did not pay any investment advisory fees to MFC. Currently, the Fund pays a business management fee to WRIICO at the annual rate of 0.50% of the Fund's average daily net assets. The business management fees paid to WRIICO during the fiscal year ended December 31, 2003 and the three-month fiscal period ended March 31, 2004 were $273,353 and 270,712, respectively.

New Agreements

         Under the New Advisory Agreement, the Fund is required to pay WRIICO a fee accruing daily at an annual rate of 1.00% of the Fund's average daily net assets. Out of this fee, WRIICO will pay to MFC a sub-advisory fee, also accruing daily, at an annual rate of 0.50% of the Fund's average daily net assets managed by MFC.

         WRIICO will maintain the contractual expense limitation that is currently in place through December 31, 2011, although the total annual operating expenses of the Fund were lower than the limitation in the fiscal year ended December 31, 2003. If the proposed investment management agreement had been in place throughout the year, the investment advisory fees payable to WRIICO for the fiscal year ended December 31, 2003 and the fiscal period ended March 31, 2004 would have been $546,706 and $541,424, respectively. These amounts are equivalent to amounts that would have been payable by the Fund to MFC and WRIICO under the Original Advisory Agreement with MFC and the business management agreement with WRIICO.

Renewal and Termination

Original Advisory Agreement

         The Original Advisory Agreement provides that it continues in effect only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. The Original Advisory Agreement also states that it can be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on 60 days' written notice to MFC, or by MFC on 60 days' written notice to the Trust. The Original Advisory Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

New Advisory Agreement and New Sub-Advisory Agreement

         Under the New Advisory Agreement and the New Sub-Advisory Agreement, the renewal and termination provisions are similar to those in the Original Advisory Agreement, except that (i) WRIICO would need to provide 120 days' written notice to the Fund to terminate the New Advisory Agreement; (ii) under the New Advisory Agreement, the notice provisions may be waived by the Fund or WRIICO, as the case may be; and (iii) the New Sub-Advisory Agreement will terminate automatically upon the termination of the New Advisory Agreement.

Other Provisions

         The Original Advisory Agreement states that it is to be construed in accordance with the laws of the State of Florida, provided that nothing in the agreement should be construed in a manner inconsistent with the 1940 Act. The New Advisory Agreement does not contain any provision setting forth the governing law. The New Sub-Advisory Agreement provides that MFC irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas.

Evaluation by the Board

         In approving the Fund's Agreements, the Board of the Fund is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of each of the agreements. The Board is required to judge the terms of the arrangements in light of those that would be reached as a result of arm's-length bargaining.

New Advisory Agreement

         At the February 11, 2004 Board meeting, the Trustees considered the New Advisory Agreement and noted that in September 2003 they had approved the continuation of the existing business management agreement with the Fund and had reviewed and evaluated information about the Fund and WRIICO at that time. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Trustees considered, among other things, information about:

  WRIICO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment philosophy and process;
  the terms of the New Advisory Agreement;
  the scope, nature and quality of the services that WRIICO provides to the Fund and to the other funds forming a part of the Ivy Funds;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties;
  the management fee rates payable to WRIICO by the Fund, any contractual or voluntary expense waiver or reimbursement arrangements and the total expense ratio of funds in Ivy Funds and of funds that are part of fund families managed by other managers;
  compensation payable by the Fund to affiliates of WRIICO for other services;
  the profitability to WRIICO of the business management services provided to the Fund for the first six months of 2003; and
  whether WRIICO or any of its affiliates will receive ancillary, or so-called "fallout," benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund.

         In addition, in determining to approve the New Advisory Agreement, the Trustees noted that WRIICO provides investment advisory services to other funds forming a part of the Ivy Funds. The Trustees had met over the course of the year with relevant personnel from WRIICO and considered information provided by WRIICO relating to the education, experience and number of personnel providing services to the Fund. The Board noted that the investment advisory fees under the New Advisory Agreement were higher than those under the Original Advisory Agreement, but they considered that WRIICO would pay the sub-advisory fees under the New Sub-Advisory Agreement and, therefore, that WRIICO was expected to continue to be paid at the same net fee rate under the New Advisory Agreement as it had been paid under its existing business management agreement with the Fund.

         In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the New Advisory Agreement and concluded that the compensation under New Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         In the event that the shareholders do not approve the New Advisory Agreement, the Trustees of the Trust will consider what alternatives may then be available.

New Sub-Advisory Agreement

         At the February 11, 2004 Board meeting, the Trustees noted that they had approved the continuation of the Original Advisory Agreement on September 3, 2003, and had reviewed and evaluated information about the Fund and MFC at that time. The Trustees then considered the New Sub-Advisory Agreement for the Fund. In determining whether or not it was appropriate to approve the New Sub-Advisory Agreement and to recommend approval to shareholders, the Trustees considered, among other things, information about:

  MFC and its personnel with responsibilities for providing services to the Fund;
  the terms of the New Sub-Advisory Agreement;
  the scope, nature and quality of the services that MFC has historically provided to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and
  the sub-advisory fee rates payable to MFC by WRIICO.

         The Trustees had also met during the course of the year with the relevant investment personnel from MFC. The Board noted that the fees under the New Sub-Advisory Agreement were unchanged from those under the Original Advisory Agreement.

         In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and concluded that the compensation under the New Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         In the event that the shareholders do not approve the New Sub-Advisory Agreement, the Trustees of the Trust will consider what alternatives may then be available.

Vote Required

         Approval of Proposals 1(a) and 1(b) each requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposals 1(a) and 1(b).

PROPOSAL 2
APPROVAL OF RETENTION AND PAYMENT OF FEES PAID
OR PAYABLE TO MFC

         On February 11, 2004, the Board, including the Independent Trustees, unanimously voted to approve the retention of fees paid and payment of fees payable to MFC for services rendered from March 1, 2003 through the effective date of the New Sub-Advisory Agreement and to recommend the proposal to Fund shareholders for approval.

         The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" approval of the retention of fees paid and payment of fees payable to MFC from March 1, 2003 through the effective date of the New Sub-Advisory Agreement.

Introduction

         As discussed under Proposal 1, the Original Advisory Agreement for the Fund terminated on March 1, 2003 due to an administrative error.

         Despite the inadvertent lapse of the Original Advisory Agreement, MFC has continued to provide the Fund with uninterrupted investment advisory services as called for under the Original Advisory Agreement including, but not limited to, regularly providing investment advice to the Fund and continuously supervising the investment and reinvestment of cash, securities and other assets of the Fund. The Fund compensated MFC for services rendered from March 1, 2003 through March 31, 2003 in an amount equal to the percentage of the Fund's average daily net assets at an annual rate of 0.50%. The investment advisory fees paid by the Fund to MFC for services rendered during the period from March 1, 2003 through March 31, 2003 was $13,532. No payments have been made by the Fund to MFC for services rendered since April 1, 2003.

         At a meeting of the Board conducted via telephone conference on December 9, 2003, the Board learned that the Original Advisory Agreement had terminated due to an administrative error. Fund counsel had prior to that meeting advised the officers of the Fund that Section 15 of the 1940 Act prohibited further payments of advisory fees to MFC and that fees payable to MFC should be retained by the Fund pending resolution of the matter. The payments made to the MFC for services rendered from March 1, 2003 through March 31, 2003 were made under the belief that MFC's services were being performed according to a valid advisory agreement.

         WRIICO, relying on equitable principles and in the belief that MFC should be compensated for its services to the Fund rendered subsequent to February 28, 2003, sought Board and shareholder approval to allow MFC to retain all payments and to be paid all unpaid amounts, as compensation for services provided, and to be provided, from March 1, 2003 through the effective date of the New Sub-Advisory Agreement at the rate of compensation specified in the Original Advisory Agreement.

Board Recommendation

         The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" approval of the retention of fees paid and payment of fees payable to MFC for services rendered from March 1, 2003 through the effective date of the New Sub-Advisory Agreement.

         If shareholders do not approve the New Sub-Advisory Agreement and shareholders approve this Proposal 2, MFC will be paid for services rendered through the date of such shareholder vote.

         For more information about the Trustees' deliberations and the reasons for their recommendation, please see the discussion relating to this Proposal under the heading "Evaluation by the Board."

Evaluation by the Board

         In approving the retention of fees paid and payment of fees payable to MFC, the Board of is required to act solely in the best interests of the Fund and the Fund's shareholders.

         In granting their unanimous approval, the Trustees, were advised by independent counsel (as defined in the 1940 Act) who reviewed the legal issues presented to the Board in connection with the termination of the Original Advisory Agreement. The Trustees considered the nature of the continuing relationship between MFC and the Fund and the nature and the quality of the services MFC has performed for the Fund since its inception. The Trustees also considered that:

  the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

  the Fund and its shareholders have experienced no economic harm during the applicable period as a result of the inadvertent termination of the Original Advisory Agreement, and the amounts that were paid and are payable would have been no more than what the Fund would have paid had the Original Advisory Agreements remained in effect;

  WRIICO has agreed to pay for the costs of soliciting shareholder approval of the New Advisory Agreement, New Sub-Advisory Agreement and the ratification of the retention and payment of MFC's advisory fees;

  the Board had intended to approve the continuation of the Original Advisory Agreement and did so at the September 3 board meeting; and

  should Board or shareholder approval be withheld, MFC could seek to retain some or all of these payments (and be paid some or all of the unpaid amounts) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreement, the unintended lapse of which had resulted from an administrative error.

         After considering the relevant factors, the Trustees, including all of the Independent Trustees, approved the retention of fees paid and payment of fees payable to MFC for services rendered or to be rendered from March 1, 2003 through the effective date of the New Sub-Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the process.

Vote Required

         Approval of this Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 2.

ADDITIONAL INFORMATION

Additional Information about Waddell & Reed Ivy Investment Company ("WRIICO")

         WRIICO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, is a subsidiary of Waddell & Reed Financial, Inc. ("WDR"), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, a publicly held company. WRIICO currently provides business management services to the Fund and certain other funds that are series of Ivy Funds, investment advisory services to funds that are series of Ivy Funds and Ivy Funds, Inc. and sub-advisory services to funds for which MFC serves as the investment adviser. WRIICO is a SEC-registered investment adviser with approximately $4 billion in assets under management as of March 31, 2004.

         The following table lists the names, addresses and principal occupations of the principal executive officer and each director of WRIICO:

Name	Status or Title with WRIICO	Principal Occupation
Henry J. Herrmann	Chairman of the Board and Director, President, Chief Executive Officer and Chief Investment Officer

President, Chief Investment Officer and Director of WDR; President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Investment Management Company ("WRIMCO"), an affiliate of WRIICO; Director of Waddell & Reed, Inc. ("W&R"), an affiliate of WRIICO; President and Director/Trustee of each of the funds in the Waddell & Reed Fund Complex (comprised of the funds that are a series of the Trust and Ivy Funds, Inc. and the funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.); Chairman of the Board and Director of Ivy Services, Inc. ("ISI")

Thomas W. Butch	Director, Senior Vice President and Chief Marketing Officer

Senior Vice President and Chief Marketing Officer of WDR, Chief Marketing Officer and Executive Vice President of W&R; Senior Vice President of WRIMCO; Chairman of the Board and Director, Chief Executive Officer and President of Ivy Funds Distributor, Inc. ("IFDI"); Director of ISI

Daniel P. Connealy	Senior Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer of WDR; Senior Vice President of W&R; Senior Vice President and Principal Financial Officer of WRIMCO; Senior Vice President of IFDI; Senior Vice President and Chief Financial Officer of ISI

John E. Sundeen	Director, Executive Vice President and Chief Administrative Officer	Senior Vice President and Treasurer of WDR; Executive Vice President, Chief Administrative Officer and Director of WRIMCO
Michael D. Strohm	Director	Senior Vice President and Chief Operations Officer of WDR; Chief Executive Officer, President and Director of W&R; Director of IFDI; Chief Executive Officer, President and Director of ISI

         The address of the principal executive officer and each of directors listed above is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217.

         Pursuant to an Administrative Services Agreement, Waddell & Reed Services Company ("WRSCO") an affiliate of WRIICO, provides the Fund with certain administrative services for which the Fund pays WRSCO a monthly fee at the annual rate of 0.01% of the net assets of the Fund for the first $1 billion of net assets of the Fund. Prior to July 1, 2003, the Fund paid WRSCO a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. The Fund paid $20,238 in administrative fees under that agreement during the fiscal year ended December 31, 2003 to WRSCO and WRIICO and $5,661 under that agreement during the fiscal period ended March 31, 2004. WRIICO had assigned the agreement to WRSCO on March 18, 2003.

         Pursuant to a Master Fund Accounting Services Agreement, WRSCO provides the Fund with certain accounting and pricing services for which the Fund pays WRSCO a monthly fee plus out-of-pocket expenses as incurred. Effective July 1, 2003, the agreement was amended, and the monthly fee was based upon the net assets of the Fund at the preceding month end at the following rates: $0 when net assets are under $10 million; $958 when net assets are $10 million up to $25 million; $1,925 when net assets are $25 million up to $50 million; $2,958 when net assets are $50 million up to $100 million; $4,033 when net assets are $100 million up to $200 million; $5,267 when net assets are $200 million up to $350 million; $6,875 when net assets are $350 million up to $550 million; $8,025 when net assets are $550 million up to $750 million; $10,133 when net assets are $750 million up to $1 billion; and $12,375 when net assets are $1 billion and over. In addition, for each class of shares in excess of one, the Fund pays a monthly per-class fee equal to 2.5% of the monthly base fee. Prior to July 1, 2003, the monthly fee was based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. The Fund paid $33,434 in accounting and pricing fees under that agreement during that fiscal year ended December 31, 2003 to WRSCO and WRIICO and $16,023 in such fees to WRSCO during the fiscal period ended March 31, 2004. WRIICO had assigned this agreement to WRSCO on March 18, 2003.

         Ivy Funds Distributor, Inc. ("IFDI") (formerly known as Ivy Mackenzie Distributors, Inc.), a wholly-owned subsidiary of WRIICO, serves as the Fund's distributor. Under the Fund's Rule 12b-1 Plans, the Fund pays a service and distribution fee to IFDI, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A and Class Y shares and pays a service fee to IFDI, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares. For Class A, B and C shares, this fee constitutes reimbursement to IFDI for expenses paid by IFDI. For Class Y shares, this fee is compensation to IFDI for service expenses paid by IFDI. Under the Fund's Class B and Class C Rule 12b-1 Plans, the Fund also pays IFDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IFDI and is not dependent on expenses incurred by IFDI. IFDI may reallow to dealers all or a portion of the service and distribution fees as IFDI may determine from time to time. The distribution fee compensates IFDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to the Rule 12b-1 Plans, IFDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC. During the fiscal year ended December 31, 2003, the Fund paid IFDI $78,904 pursuant to its Class A plan, $113,909 pursuant to its Class B plan, $107,554 pursuant to its Class C plan, and $403 pursuant to its Class Y plan. During the fiscal period ended March 31, 2004, the Fund paid IFDI $87,654 pursuant to its Class A plan, $63,024 pursuant to its Class B plan, $118,646 pursuant to its Class C plan, and $1,589 pursuant to its Class Y plan.

Additional Information about MFC

         MFC, 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, is a corporation organized under the laws of Ontario. MFC is a wholly-owned subsidiary of Investors Group Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. [IGI is a subsidiary of Power Financial Corporation which owned 56% of the outstanding shares of IGI as of April 1, 2004.] Power Financial Corporation is a subsidiary of Power Corporation of Canada which owned 67% of the outstanding shares of Power Financial Corporation as of April 1, 2004.] MFC is registered in Ontario as a mutual fund dealer. MFC has been an investment counselor and mutual fund manager in Toronto for more than 34 years, and as of December 31, 2003 had over $38.2 billion Canadian in assets under management.

         The following table lists the names, addresses and principal occupation of the principal executive officer and each director of MFC:

Name and Address	Status or Title with MFC	Principal Occupation
James L. Hunter	President, chief executive officer and director	Director, President and Chief Executive Officer of MFC
Philip F. Cunningham	Director	Director and Executive Vice President of MFC
Alasdair J. McKichan	Director	Corporate Director; retail management consultant
Russell E. McKay	Director	Corporate Director
Robert E. Lord	Director	Corporate Director; former Chairman of the Board of the Canadian Institute of Chartered Accountants
Robert L. Hines	Director	Founder and Chief Executive Officer of Hines & Company, executive search firm
Raymond E. Guyatt	Director	Corporate Director
Mary L. Turner	Director	Vice President, Canadian Tire Financial Services

The Fund's Performance

         Information about the Fund's performance is set forth at Exhibit C.

Organization and Management of the Trust

         The Trust is governed by the Board of Trustees. A majority of the Board members are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"). The Board elects the officers who are responsible for administering the Fund's day-to-day operations.

         The address for each of the Trustees and officers in the following tables is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Subject to the Fund's retirement policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Independent Trustees and their principal occupations during the past five years are:

Name and Age	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
Jarold W. Boettcher (64)	Trustee

President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983; Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.

James D. Gressett (54)	Trustee

CEO of PacPizza LLC (Pizza Hut franchise) since 2000; Secretary of Streetman Homes, LLP (homebuilding company) since 2001; President of Alien, Inc. (real estate developer), 1997 to 2003; Director of Collins Financial Services, a debt recovery company.

Joseph Harroz, Jr. (37)	Trustee

Vice President and General Counsel of the Board of Regents, University of Oklahoma since 1996; Adjunct Professor, University of Oklahoma Law School since 1997; Managing Member, Harroz Investment, LLC (commercial enterprise) since 1998; Director of each of the Funds in Ivy Funds, Inc. the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (55 portfolios overseen).

Glendon E. Johnson, Jr. (52)	Trustee	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995.
Eleanor B. Schwartz (67)	Trustee

Professor Emeritus since 2003, formerly, Professor of Business Administration, University of Missouri--Kansas City (1980 to 2003); formerly, Chancellor, University of Missouri--Kansas City (1991 to 1999); Director of each of the Funds in Ivy Funds, Inc. the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (55 portfolios overseen).

Michael G. Smith (60)	Trustee

Retired; formerly, Managing Director--Institutional Sales, Merrill Lynch, 1983-1999; Director, Executive Board, Cox Business School, Southern Methodist University; Director, Northwestern Mutual Life Series Funds and Mason Street Advisors Funds (29 portfolios overseen).

Edward M. Tighe (61)	Trustee

Retired; formerly, CEO and Director of Asgard Holding, LLC. (computer network and security services) (2002 to 2004); formerly, CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003); CEO and Director of Global Mutual Fund Services (1993 to 2000); CEO and Director of Global Technology Management, Inc. (software and services) (1992 to 2000); Director of Hansberger Institutional Funds (2 portfolios overseen).

         The Trustees considered by the Trust and its counsel to be "interested persons" (as defined in the 1940 Act) of the Fund are:

Name and Age	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
Keith A. Tucker (58)	Trustee and Chairman of the Board

Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of W&R, WRIMCO and WRSCO; Chairman of the Board and Director/Trustee of each of the funds in the Waddell & Reed Fund Complex

Henry J. Herrmann (61)	Trustee and President

President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board and Director, President, Chief Executive Officer, and Chief Investment Officer of and WRIICO; President and Director/Trustee of each of the funds in the Waddell & Reed Fund Complex.

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President of the Trust, the Trust's officers are:

Name and Age	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
Theodore W. Howard (61)	Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Waddell & Reed Fund Complex
Kristen A. Richards (36)	Secretary and Vice President

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Waddell & Reed Fund Complex; formerly, Compliance Officer of WRIMCO.

Daniel C. Schulte (38)	Vice President, General Counsel and Assistant Secretary

Senior Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President and General Counsel of W&R, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, Assistant Secretary and General Counsel of each of the funds in the Waddell & Reed Fund Complex.

         As of December 31, 2003, the Trust believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of the Fund.

ADDITIONAL INFORMATION ABOUT THE MEETING

Voting Rights

         Shareholders of record on July 1, 2004 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

         As of the record date, the Fund offered multiple classes of shares to the public pursuant to a Rule 18f-3 Plan adopted by the Trustees on behalf of the Fund. The key features of the plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the most recent prospectus of the Fund, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund of the Ivy Funds; and (iii) the Fund's Class B shares will convert automatically to Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. As of the record date, the Fund had ____________ outstanding Class A shares, ____________ outstanding Class B shares, ____________ outstanding Class C shares, ____________ outstanding Class Y shares and ____________ outstanding Advisor Class Shares.

Revocation of Proxies

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

Quorum, Voting at the Meeting and Adjournment

         The presence in person or by proxy of a majority of the Fund's shares of all classes entitled to vote is a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the proposals, abstentions and broker "non-votes" will be treated as shares voted "Against" the proposals. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Other Matters to Come Before the Meeting

         Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals for Future Meetings

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. In order for a shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, the proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

         The only persons known to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the record date were:

[Insert Table]

Expenses

         WRIICO has agreed to bear the costs of preparing, printing and mailing the proxy materials for the Special Meeting of shareholders of the Trust and all costs of solicitation of proxies, subject to certain conditions. WRIICO has engaged Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies. Cost of solicitation is estimated to be $19,500.

Additional Proxy Solicitation Information

         The solicitation of proxies will be made primarily by mail, oral communications, telephone, or other permissible electronic means by representatives of the Trust, Trust affiliates, WRIICO, WRIICO affiliates and certain broker-dealers (who may be specifically compensated for such services). Costs of the Special Meeting, including the costs of solicitation, printing and mailing of proxies, are estimated at $85,000 and will be borne by WRIICO.

By Order of the Board of Trustees,

Kristen A. Richards
Secretary

[                  ], 2004
Overland Park, Kansas

Exhibit A

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT, made this 23rd day of July, 2003, by and between IVY FUNDS (hereinafter called "Trust"), and WADDELL & REED IVY INVESTMENT COMPANY (hereinafter called "WRIICO"), with respect to the series of the Trust listed in Appendix A (collectively hereinafter called "Funds").

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

                           I.       In General

                                    WRIICO agrees to act as investment adviser to the Funds with respect to the investment of its assets and in general to supervise the investments of the Funds, subject at all times to the direction and control of the Board of Trustees of the Trust, all as more fully set forth herein.

                           II.      Duties of WRIICO with respect to investment of assets of the Funds

                                    A. WRIICO shall regularly provide investment advice for the Funds and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolio of the Funds; and in furtherance thereof, WRIICO shall:

                                             1. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual companies whose securities or other financial instruments are included in the Funds or the industries in which they engage, or with respect to securities or other financial instruments which WRIICO considers desirable for inclusion in the Funds;

                                             2. furnish continuously an investment program for the Funds;

                                             3. determine what securities or other financial instruments shall be purchased or sold by the Funds;

                                             4. take, on behalf of the Funds, all actions which appear to WRIICO necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sale orders.

                                    B. Subject to the provisions of this Agreement and the requirements of the Investment Company Act of 1940 (and any rules or regulations in force thereunder), WRIICO is authorized to appoint one or more qualified investment sub-advisers (each, a "Sub-Adviser") to provide the Funds with certain services required by this Agreement. Each Sub-Adviser shall have such investment discretion and shall make all determinations with respect to the investment of the Funds' assets as shall be assigned to that Sub-Adviser by WRIICO and the purchase and sale of portfolio securities and other financial instruments with respect to those assets.

                                    Subject to the supervision and direction of the Board of Trustees of the Trust, WRIICO shall:

                                             1. have overall supervisory responsibility for the general management and investment of the Funds' assets;

                                             2. determine the allocation and reallocation of assets among the Sub-Advisers, if any; and

                                             3. have full investment discretion to make all determinations with respect to the investment of Funds' assets not otherwise assigned to a Sub-Adviser.

                                    WRIICO shall research and evaluate each Sub-Adviser, if any, including: performing initial due diligence on prospective Sub-Advisers and monitoring each Sub-Adviser's ongoing performance; communicating performance expectations and evaluations to each Sub-Adviser; and recommending to the Board of Trustees of the Trust whether a Sub-Adviser's contract should be renewed, modified or terminated. When appropriate, WRIICO shall also recommend to the Board of Trustees of the Trust changes or additions to the Sub-Advisers.

                                    C. WRIICO shall make appropriate and regular reports to the Board of Trustees of the Trust on the actions it takes pursuant to Section II.A. or B. above. Any investment programs furnished by WRIICO under this section, or any supervisory function taken hereunder by WRIICO, shall at all times conform to and be in accordance with any requirements imposed by:

                                             1. the provisions of the Investment Company Act of 1940 and any rules or regulations in force thereunder;

                                             2. any other applicable provision of law;

                                             3. the provisions of the Declaration of Trust of the Trust as amended from time to time;

                                             4. the provisions of the Bylaws of the Trust, as amended from time to time;

                                             5. the terms of the registration statement of the Trust, as applicable to the Funds, as amended from time to time, under the Securities Act of 1933 and the Investment Company Act of 1940.

                                    D. Any investment programs furnished by WRIICO under this section or any supervisory functions taken hereunder by WRIICO shall at all times be subject to any directions of the Board of Trustees of the Trust, its Executive Committee, or any committee or officer of the Trust acting pursuant to authority given by the Board of Trustees.

                           III.     Allocation of Expenses

                                    The expenses of the Funds and the expenses of WRIICO in performing its functions under this Agreement shall be divided into two classes, to wit: (i) those expenses which will be paid in full by WRIICO as set forth in subparagraph "A" hereof, and (ii) those expenses which will be paid in full by the Funds, as set forth in subparagraph "B" hereof.

                                    A. With respect to the duties of WRIICO under Section II above, it shall pay in full, except as to the brokerage and research services acquired through the allocation of commissions as provided in Section IV hereinafter, for (a) the salaries and employment benefits of all employees of WRIICO who are engaged in providing these advisory services; (b) adequate office space and suitable office equipment for such employees; and (c) all telephone and communications costs relating to such functions. WRIICO shall compensate each of the Funds' Sub-Advisers, if any. In addition, WRIICO shall pay the fees and expenses of all trustees of the Trust who are employees of WRIICO or an affiliated corporation and the salaries and employment benefits of all officers of the Trust who are affiliated persons of WRIICO.

                                    B. The Funds shall pay in full for all of their expenses which are not listed above (other than those assumed by WRIICO or one of its affiliates in its capacity as principal underwriter of the shares of the Funds, as Shareholder Servicing Agent or as Accounting Services Agent for the Funds), including (a) the costs of preparing and printing prospectuses and reports to shareholders of the Funds, including mailing costs; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of the Funds (unless the Trust and WRIICO shall otherwise agree); (c) interest, taxes, brokerage commissions and premiums on fidelity and other insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of WRIICO or an affiliated company; (e) fees and expenses of its trustees not affiliated with Ivy Funds Distributor, Inc.; (f) custodian fees and expenses; (g) fees payable by the Funds under the Securities Act of 1933, the Investment Company Act of 1940, and the securities or "Blue-Sky" laws of any jurisdiction; (h) fees and assessments of the Investment Company Institute or any successor organization; (i) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Funds, and any indemnification by the Trust of its officers, trustees, employees and agents with respect thereto; (j) the costs and expenses provided for in any Shareholder Servicing Agreement or Accounting Services Agreement, including amendments thereto, contemplated by subsection C of this Section III. In the event that any of the foregoing shall, in the first instance, be paid by WRIICO, the Funds shall pay the same to WRIICO on presentation of a statement with respect thereto.

                                    C. WRIICO, or an affiliate of WRIICO, may also act as (i) transfer agent or shareholder servicing agent of the Funds and/or as (ii) accounting services agent of the Funds if at the time in question there is a separate agreement, "Shareholder Servicing Agreement" and/or "Accounting Services Agreement," covering such functions between the Funds and WRIICO, or such affiliate. The corporation, whether WRIICO, or its affiliate, which is the party to either such Agreement with Fund is referred to as the "Agent." Each such Agreement shall provide in substance that it shall go into effect, or be amended, or a new agreement covering the same topics between Fund and the Agent may be entered into, only if the terms of such Agreement, such amendment or such new agreement have been approved by the Board of Trustees of the Trust, including the vote of a majority of the trusteess who are not "interested persons" as defined in the Investment Company Act of 1940, of either party to the Agreement, such amendment or such new agreement (considering WRIICO to be such a party even if at the time in question the Agent is an affiliate of WRIICO), cast in person at a meeting called for the purpose of voting on such approval. Such a vote is referred to as a "disinterested trustee" vote. Each such Agreement shall also provide in substance for its continuance, unless terminated, for a specified period which shall not exceed two years from the date of its execution and from year to year thereafter only if such continuance is specifically approved at least annually by a disinterested trustee vote, and that any disinterested trustee vote shall include a determination that (i) the Agreement, amendment, new agreement or continuance in question is in the best interests of the Funds and their shareholders; (ii) the services to be performed under the Agreement, the Agreement as amended, new agreement or agreement to be continued are services required for the operation of the Funds; (iii) the Agent can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (iv) the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Any such Agreement may also provide in substance that any disinterested trustee vote may be conditioned on the favorable vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class or series of the Funds. Any such Agreement shall also provide in substance that it may be terminated by the Agent at any time without penalty upon giving the Trust one hundred twenty (120) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Agent sixty (60) days' written notice (which notice may be waived by the Agent), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Board of Trustees of the Trust in office at the time or by the vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class or series of the Funds.

                           IV.     Brokerage

                                    (a) WRIICO may select brokers to effect the portfolio transactions of the Funds on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions. For this purpose, "best execution" means prompt and reliable execution at the most favorable price obtainable. Such brokers may be selected on the basis of all relevant factors including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services. WRIICO shall have no duty to seek advance competitive commission bids and may select brokers based solely on its current knowledge of prevailing commission rates.

                                    (b) Subject to the foregoing, WRIICO shall have discretion, in the interest of the Funds, to direct the execution of its portfolio transactions to brokers who provide brokerage and/or research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) for the Funds and/or other accounts for which WRIICO exercises "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934); and in connection with such transactions, to pay commission in excess of the amount another adequately qualified broker would have charged if WRIICO determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of WRIICO with respect to the accounts for which it exercises investment discretion. In reaching such determination, WRIICO will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker; provided that WRIICO shall be prepared to demonstrate that such determinations were made in good faith, and that all commissions paid by the Funds over a representative period selected by its Board of Trustees were reasonable in relation to the benefits to the Funds.

                                    (c) Subject to the foregoing provisions of this Paragraph "IV," WRIICO may also consider sales of the Funds' shares and shares of investment companies distributed by Ivy Funds Distributor, Inc. or one of its affiliates, and portfolio valuation or pricing services as a factor in the selection of brokers to execute brokerage and principal portfolio transactions.

                           V.      Compensation of WRIICO

                                    As compensation in full for services rendered and for the facilities and personnel furnished under sections I, II, and IV of this Agreement, the Funds will pay to WRIICO for each day the fees specified in Appendix B hereto.

                                    The amounts payable to WRIICO shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Articles of Incorporation of Fund; and shall be paid in arrears whenever requested by WRIICO. In computing the value of the net assets of the Funds, there shall be excluded the amount owed to the Funds with respect to shares which have been sold but not yet paid to the Funds by Ivy Funds Distributor, Inc.

                                    Notwithstanding the foregoing, if the laws, regulations or policies of any state in which shares of the Funds are qualified for sale limit the operation and management expenses of the Funds, WRIICO will refund to the Funds the amount by which such expenses exceed the lowest of such state limitations.

                           VI.     Undertakings of WRIICO; Liabilities

                                    WRIICO shall give to the Funds the benefit of its best judgment, efforts and facilities in rendering advisory services hereunder.

                                    WRIICO shall at all times be guided by and be subject to the Funds' investment policies, the provisions of the Declaration of Trust and Bylaws of the Trust as each shall from time to time be amended, and to the decision and determination of Trust's Board of Trustees.

                                    This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to WRIICO, as an investment adviser and affiliated person of Fund, WRIICO shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission thereunder.

                                    In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of WRIICO, it shall not be subject to liability to Fund, the Funds or any stockholder of the Funds for any act or omission in the course of or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security or financial instrument.

                           VII.    Duration of this Agreement

                                    This Agreement shall become effective at the start of business on the date hereof and shall continue in effect, unless terminated as hereinafter provided, for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as so defined) of the outstanding voting securities of each class or series of the Funds and by the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                           VIII.  Termination

                                    This Agreement may be terminated by WRIICO at any time without penalty upon giving the Trust one hundred twenty (120) days' written notice (which notice may be waived by Fund) and may be terminated by the Trust at any time without penalty upon giving WRIICO sixty (60) days' written notice (which notice may be waived by WRIICO), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Board of Trustees of the Trust in office at the time or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Funds. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940 and the rules and regulations thereunder.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seal to be hereunto affixed, all as of the day and year first above written.

(Seal)
Ivy Funds
on behalf of the Funds listed in Appendix A

	By:	/s/Kristen A. Richards
-------------------------------
Kristen A. Richards
Vice President and Secretary

ATTEST:

By: /s/Daniel C. Schulte
      -----------------------------
      Daniel C. Schulte
      Assistant Secretary

(Seal)	WADDELL & REED IVY INVESTMENT COMPANY

	By:	/s/Henry J. Herrmann
------------------------------
Henry J. Herrmann
President

ATTEST:

By: /s/Daniel C. Schulte
      -----------------------------
      Daniel C. Schulte
      Secretary

APPENDIX A TO INVESTMENT MANAGEMENT AGREEMENT

Ivy Balanced Fund
Ivy Bond Fund
Ivy International Balanced Fund
Ivy Mortgage Securities Fund
Ivy Real Estate Securities Fund
Ivy Small Cap Value Fund
Ivy Value Fund

Effective July 23, 2003

Ivy Global Natural Resources Fund

Effective ___________

APPENDIX B TO INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Effective July 23, 2003:

Ivy Balanced Fund
Net Assets	Fee

Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Bond Fund
Net Assets	Fee

Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy International Balanced Fund
Net Assets	Fee

Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Mortgage Securities Fund
Net Assets	Fee

Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion	0.35% of net assets

Ivy Real Estate Securities Fund
Net Assets	Fee

Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion	0.80% of net assets

Ivy Small Cap Value Fund
Net Assets	Fee

Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Value Fund
Net Assets	Fee

Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Effective _______________:

Ivy Global Natural Resources Fund

1.00% of net assets

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

         THIS AGREEMENT, made as of the           day of                   , 2004, by and between Waddell & Reed Ivy Investment Company, a Delaware corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Adviser") and Mackenzie Financial Corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

         WHEREAS, the Adviser is the investment manager to Ivy Funds, (the "Trust"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio management services in connection with the Adviser's investment advisory activities on behalf of the Trust's Global Natural Resources Fund (hereinafter "Fund"), and the Sub-Adviser desires to furnish such services to the Adviser;

         NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1.         Appointment of Sub-Adviser

         In accordance with and subject to the Investment Management Agreement between the Trust and the Adviser dated                                     , the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Fund, subject to the control and direction of the Trust's Board of Trustees and the Adviser, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

2.         Obligations of and Services to be Provided by the Sub-Adviser

(a)	The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund of the Trust:

(1) The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Declaration of Trust, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Trust in the form provided to the Sub-Adviser by the Adviser from time to time, and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents provided to Sub-Adviser and as interpreted from time to time by the Board of Trustees of the Trust and by the Adviser, and communicated to the Sub-Adviser in writing. Within the framework of the investment objectives, policies and restrictions of the Fund as set forth in such documents, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The Adviser agrees to consult with the Sub-Adviser regarding proposed material changes to the objective, policies or restrictions of the Fund; however, it is the Adviser's ultimate and sole decision to recommend such a revision to the Fund's Board of Trustees for their consideration. If a change is made to the Fund's objective, policies or restrictions, the Adviser agrees to notify the Sub-Adviser, in writing, at least 30 days prior to such change taking effect, or as soon as practicable if such change is required by applicable law, and to deliver to the Sub-Adviser updated documents, if prepared.

(2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (i) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies for the Fund as described above; and (ii) take such steps as are necessary to implement the aforementioned investment program by placing orders for purchases and sales of securities with broker-dealers.

(3) In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the Adviser (or its designee) for the Trust on a daily basis, to be no later than 1:00 p.m. CST on trade date + 1 (T+1) such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. The Sub-Adviser shall render such reports to the Adviser and/or to the Trust's Board of Trustees concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(4) The Sub-Adviser shall, in the name of the Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as described above. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the joint property of the Trust and the Sub-Adviser, and the Sub-Adviser shall make such records available for inspection and use by the Securities and Exchange Commission, the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund's or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Trustees at such intervals and in such form as may be mutually agreed regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's holdings, as well as information regarding third-party services, if any, received by the Sub-Adviser as a result of trading activity with select brokers and dealers.

(b)	The Sub-Adviser shall use the same skill and care in providing services to the Trust as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will materially comply with all applicable rules and regulations of the Securities and Exchange Commission in providing investment management services with respect to the Fund.

(c)	The Sub-Adviser shall (i) comply with all reasonable requests of the Trust (through the Adviser) for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Sub-Adviser shall from time to time determine to be necessary to the administration of the Trust.

(d)	At such intervals and in such form as may be mutually agreed, the Sub-Adviser shall furnish to the Adviser for distribution to the Trust's Board of Trustees reports on the investment performance of the Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

(e)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser also may purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In no instance, however, will the Fund's assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(f)	Consistent with U.S. securities laws, the Sub-Adviser agrees to adopt written trade allocation procedures that the Sub-Adviser considers "fair and equitable" to its clients which are consistent with the investment objectives, policies and restrictions of the Fund, as described above. The Sub-Adviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures.

(g)

The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting in its discretion and handling all proxies in relation to the securities held in the Fund. The Adviser shall instruct the custodian and other appropriate parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

The Sub-Adviser shall provide to the Advisor a copy of Sub-Adviser's written proxy voting policies and procedures, as adopted, including policies on addressing potential conflicts of interest and a copy of any summary of the procedures, if applicable. Sub-Adviser shall also be responsible for maintaining records with respect to the proxy votes cast for the Fund. The records shall conform to the applicable SEC proxy regulations.

Records of all applicable proxy voting records will be provided to the Adviser within 5 business days of any request, written or oral (voting records should be available in hard and soft copy).

(h)	The Sub-Adviser shall review all notices, including but not limited to corporate action notices, and provide and respond to all corresponding requests for information in relation to the securities held in the Fund. The Adviser shall instruct the custodian and other appropriate parties providing services to the Fund to promptly forward misdirected corporate action notices to the Sub-Adviser.

(i)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement and/or any termination or resignation of senior (key) personnel who are directly responsible for portfolio management for the Fund.

(j)	The Sub-Advisor shall have no responsibility for filing claims on behalf of the Adviser or the Trust with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Adviser or the Trust may be entitled to participate as a result of the Fund's security holdings. The Sub-Adviser's responsibility with respect to such matters shall be limited to cooperating with the Adviser and the Trust in making such filings and to using its best efforts in sharing applicable information regarding such matters with the Adviser and the Trust.

3.         Delivery of Documents to the Adviser

The Sub-Adviser has furnished the Adviser with copies of each of the following documents:

(a)	The Sub-Adviser's current Form ADV and any amendments thereto, if applicable;

(b)	The Sub-Adviser's most recent audited balance sheet, which may be provided via the consolidated balance sheet for Investors Group, Inc.;

(c)	Separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the fund accounting agent of Trust assets for the Fund; and

(d)	The Business Conduct Policy and/or the Code of Ethics of the Sub-Adviser as currently in effect.

The Sub-Adviser will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Sub-Adviser will provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Adviser.

4.         Expenses

[During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.]

5.         Compensation

In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Declaration of Trust, Bylaws and currently effective Prospectus and Statement of Additional Information of the Trust. The fee shall be payable in arrears on the last day of each calendar month.

The amount of such annual fee, in U.S. dollars, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

           Assets                                    Fee

           Net Portfolio Assets                  0.50%

6.         Renewal and Termination

This Agreement shall continue in effect until                            , and from year to year thereafter provided such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of a Fund, or by a vote of the majority of the Trust's Board of Trustees. And further provided that such continuance is also approved annually by a vote of the majority of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund on ninety days' prior written notice, or (ii) by either party hereto upon ninety days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement between the Trust and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

7.         General Provisions

(a)	The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of the Adviser or custodians or other agents of the Trust or the Fund or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

(b)	The Adviser and the Trust's Board of Trustees understand that the value of investments made for the Account may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. Neither the Sub-Adviser nor the Adviser have made and are not making any guarantees, including any guarantee as to any specific level of performance of the Fund. The Adviser and the Trust's Board of Trustees acknowledge that each Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by the Sub-Adviser are subject to various market and business risks.

(c)	This Agreement shall not become effective unless and until it is approved by the Board of Trustees of the Trust, including a majority of the members who are not "interested persons" to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval, and by a majority of the outstanding voting securities of the class of capital stock of the Fund.

(d)	The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Trust, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(e)	Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, trustee or employee of the Trust, or persons otherwise affiliated with the Trust (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

8.         Confidential Treatment

It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9.         Representations and Warranties

The Sub-Adviser hereby represents and warrants as follows:

(a)	The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)	The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(c)	The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(d)	The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Fund ("Registration Statement"), and (ii) Fund's prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Fund of which the Sub-Adviser has knowledge and except as advised in writing to the Adviser such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10.         Representations and Warranties

The Adviser hereby represents and warrants as follows:

(a)	The Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)	The Adviser has all requisite authority to enter into and execute this Investment Sub-Advisory Agreement, in accordance with the Investment Management Agreement between the Trust and the Adviser, dated ;

(c)	The Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Adviser is subject.

11.         Reports by the Sub-Adviser and Records of the Fund

The Sub-Adviser shall furnish the Adviser with reports concerning transactions and performance of the Fund, including information required to be disclosed in the Trust's Registration Statement, in such form and at such intervals as may be mutually agreed from time to time. The Sub-Adviser shall permit the financial statements, books and records with respect to the Fund to be inspected and audited by the Trust, the Adviser or their agents during normal business hours, upon reasonable notice to the Sub-Adviser. The Sub-Adviser shall immediately notify and forward to the Adviser any legal process served upon it on behalf of the Adviser or the Trust. The Sub-Adviser shall promptly notify the Adviser of any changes in any information concerning the Sub-Adviser of which the Sub-Adviser becomes aware that would be required to be disclosed in the Trust's Registration Statement.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records it maintains for the Fund are the joint property of the Sub-Adviser and the Trust and further agrees to deliver to the Trust or the Adviser copies of any such records upon the Trust's or the Adviser's request. The Sub-Adviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

12.         Indemnification

The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser, the Fund, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as sub-adviser of the Fund pursuant to this Agreement (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Fund or the Trust or any amendment thereof or any supplement thereto or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Sub-Adviser to the Adviser, the Trust or any affiliated person of the Adviser or the Trust expressly for use in the Trust's Registration Statement, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Sub-Adviser, each affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of (1) the Adviser's responsibilities as investment manager of the Fund to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Adviser, any of the Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Fund or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Adviser's indemnity in favor of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

13.         Assignment by the Sub-Adviser

This Agreement shall not be assigned by the Sub-Adviser to any other person or company without the Adviser's prior written consent which consent shall not be unreasonably withheld by the Adviser, although such consent shall be subject to the approval of the Board of Trustees for the Trust.

14.         Jurisdiction

The Sub-Adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment.

Nothing in this Section 14 shall affect the right of the Adviser to serve process in any manner permitted by law or limit the right of the Adviser to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

15.         Notices

All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Adviser:	WADDELL & REED IVY INVESTMENT COMPANY
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
	Attention:	Henry J. Herrmann, President
	Cc:	Kristen A. Richards, Vice President
If to the Trust or Fund:	IVY FUNDS
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
	Attention:	Kristen A. Richards, Vice President and Secretary
If to the Sub-Adviser:	MACKENZIE FINANCIAL CORPORATION
150 Bloor Street West, Suite 810
Toronto, Ontario M5S 3B5
	Attention:	W. Sian B. Brown, Senior Vice-President and General Counsel

16.         Severability

Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

17.         Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement.

WADDELL & REED IVY INVESTMENT COMPANY
By:
Its:
Date:

MACKENZIE FINANCIAL CORPORATION
By:	By:
Its:	Its:
Date:

Exhibit C

PERFORMANCE INFORMATION

         The bar chart and performance table showing changes in the Fund's performance from year to year and how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that shareholders may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

         Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

         Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
(as of December 31 each year)

1998	-29.35%
1999	40.98%
2000	9.86%
2001	15.40%
2002	4.66%
2003	45.61%

         In the period shown in the chart, the highest quarterly return was 24.19% (the fourth quarter of 2001) and the lowest quarterly return was -21.37% (the third quarter of 2001).

Average Annual Total Returns

         The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the contingent deferred sales charge for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume shareholders sold their shares at the end of each period (unless otherwise noted).

         The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

         After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
(as of December 31, 2003)

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A (began on 01-02-1997)
Before Taxes	37.24%	20.75%	9.93%
After Taxes on Distributions	37.08%	20.46%	8.69%
After Taxes on Distributions and Sale of Fund Shares	24.25%	17.51%	7.62%
Class B (began on 01-02-1997)
Before Taxes	40.42%	21.16%	10.06%
Class C (began on 01-02-1997)
Before Taxes	44.58%	21.14%	9.80%
Indexes
Morgan Stanley Capital International Commodity Related Index[1]	44.14%	13.55%	6.71%	[2]
Lipper Natural Resources Funds Universe Average[3]	32.84%	13.68%	7.33%	[2]

1 Reflects no deduction for fees, expenses or taxes.
2 Index comparison begins on December 31, 1996.
3 Net of fees and expenses.

Form of Proxy Card

IVY FUNDS P.O. BOX 9132 HINGHAM, MA 02043-9132

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
                           Fast, convenient, easy and available 24 hours a day!
         Vote by Phone: Call toll-free 1-___-___-____. Follow the recorded                   instructions.
         Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.
         Vote by Mail: Check the appropriate boxes on the reverse side of this                   card, sign and date this card and return in the envelope provided.

                  IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

*** CONTROL NUMBER: 999 999 999 999 99 ***

IVY GLOBAL NATURAL RESOURCES A Series of IVY FUNDS	SPECIAL MEETING OF THE SHAREHOLDERS September 9, 2004

The undersigned, having received Notice of the September 9, 2004 Special Meeting of Shareholders of the above referenced fund (the "Fund"), a series of Ivy Funds (the "Trust"), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on September 9, 2004 at 2:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust, or by voting in person at the Special Meeting.

	Dated:	____________________,	2004
[				]
	Signature(s) of Shareholder(s) (Please sign in Box)

                           Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD.

Please fill in boxes as shown using black or blue ink or number 2 pencil. [ X ]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

1(a):	To approve a new investment management agreement between the Trust, on behalf of Ivy Global Natural Resources Fund (the "Fund"), and Waddell & Reed Ivy Investment Company ("WRIICO")

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

1(b):	To approve a sub-advisory agreement between WRIICO and Mackenzie Financial Corporation ("MFC") with respect to the Fund.

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

2:

To approve the retention of fees paid and payment of fees payable for investment advisory services rendered by MFC for the period from March 1, 2003 through the effective date of the proposed sub-advisory agreement.

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.